SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph preceding the “Trustee Compensation” table is amended to include the following sentence:

Carol A. Kosel became a Trustee effective January 1, 2008 and received $57,200 from the Evergreen Fund Complex for her role as consultant to the Evergreen Boards of Trustees for the period from January 2007 to November 2007.

In the “Independent Trustees” table in the section entitled “Management of the Trust”, the following is added and footnote 1 is replaced as follows:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in the Evergreen Fund Complex as of 12/31/2007	Other Directorships held outside of the Evergreen Fund Complex

Carol A. Kosel

DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund.	93	None

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

                The following is added to the “Trustee Ownership of Evergreen Funds Shares – Independent Trustees” table in the section entitled “Management of the Trust”:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000

The section entitled “Management of the Trust” is revised to add the following:

                As of January 1, 2008, the Committee memberships have been revised as follows: Messrs. Pettit and Richardson and Ms. Kosel will serve as members of the Distribution, 12b-1, and Service Committee, with Mr. Pettit serving as Chairperson. Each member of the Committee is an Independent Trustee. Messrs. Gifford, McDonnell, Shima, Wagoner and Dr. Keith will serve as members of the Performance Committee, with Dr. Keith serving as Chairperson. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees.

January 2, 2008	581469 (1/08)